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                                   FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      SPECIAL REPORT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 25, 2001

                         COMMISSION FILE NUMBER 33-77504




                              HERITAGE OAKS BANCORP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




STATE OF INCORPORATION:                           California



I.R.S. EMPLOYER IDENTIFICATION NO.:               77-0388249



ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:           545 12th Street
                                                  Paso Robles, California 93446


REGISTRANT'S TELEPHONE NUMBER:                    (805) 239-5200

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ITEM 5:   OTHER EVENTS



At a Heritage Oaks Bancorp Board of Directors meeting held on January 26, 2001, and a Heritage Oaks Bank Board of Directors meeting held on January 25, 2001, Mr. Michael J Morris was elected as a Director.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





HERITAGE OAKS BANCORP
---------------------
(Registrant)


Date: February 7, 2001







                                           /s/ LAWRENCE P. WARD
                                           -------------------------------------
                                           Lawrence P. Ward
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)




Date: February 7, 2001                     /s/ MARGARET TORRES
                                           -------------------------------------
                                           Margaret Torres
                                           Chief Financial Officer
                                           (Principal Financial)